UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              Amendment No. 1 to
                                  FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): July 21, 2005

                             Aztec Oil & Gas, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-32015                 87-0439834
----------------------------       ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


           One Riverway, Suite 1700, Houston, Texas              77056
       ---------------------------------------------------    -------------
            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 840-6444
                                             --------------

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

On July 21, 2005, we concluded that certain parts of our unaudited interim financial statements in our Quarterly Report on Form 10-QSB for the quarterly period ended February 28, 2005, initially filed with the Securities and Exchange Commission on April 15, 2005, should be restated. The error relates to unrecorded income from our investment in Z2.

The misstatement had the effect of understating current assets, partnership income and net income by the same amount ($213,404 for the three months ended February 28, 2005 and $222,551 for the six months ended February 28, 2005).

We filed the amended Form 10-QSB for the quarter ended February 28, 2005, on September 20, 2005.

We have discussed the matters disclosed in this filing with our independent registered public accountants, Malone & Bailey, PC.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AZTEC OIL & GAS, INC.
                                        ------------------------------
                                                (Registrant)


Dated:  September 28, 2005               /s/ Kenneth E. Lehrer
                                        ---------------------------
                                             Kenneth E. Lehrer
                                             Chief Financial Officer




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